Exhibit 99.1

Joint Filer Information

Date of Event Requiring Statement:	March 28, 2007

Issuer Name and Ticker or Trading Symbol:	Hungarian Telephone and Cable Corp. (HTC)

Designated Filer:	KKR 1996 Overseas Limited

Other Joint Filers:	KKR Millennium Fund (Overseas), Limited Partnership
KKR European Fund II, Limited Partnership
KKR Associates Millennium (Overseas), Limited Partnership
KKR Millennium Limited
KKR Associates Europe II, Limited Partnership
KKR Europe II Limited
KKR Partners (International) Limited Parntership

Addresses:	The principal business address of each of the Joint Filers above is c/o Kohlberg Kravis Roberts & Co., 9 West 57th Street, New York, NY 10019, U.S.

Signatures:

Signed by
for and on behalf of
KKR Millennium Fund (Overseas), Limited Partnership
By: KKR Associates Millennium (Overseas), Limited Partnership, its general partner
By: KKR Millennium Limited, its general partner

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director

Signed by
for and on behalf of
KKR Associates Millennium (Overseas), Limited Partnership
By: KKR Millennium Limited, its general partner

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director

Signed by
for and on behalf of
KKR Millennium Limited

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director

Signed by
for and on behalf of
KKR European Fund II, Limited Partnership
By: KKR Associates Europe II, Limited Partnership, its general partner
By: KKR Europe II Limited, its general partner

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director

Signed by
for and on behalf of
KKR Associates Europe II, Limited Partnership
By: KKR Europe II Limited, its general partner

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director

Signed by
for and on behalf of
KKR Europe II Limited

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director

Signed by
for and on behalf of
KKR Partners (International) Limited Partnership
By: KKR 1996 Overseas Limited

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director

Signed by
for and on behalf of
KKR 1996 Overseas Limited

By: /s/	Alexander Navab
Name:	Alexander Navab
Title:	Director